WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 11, 2013

TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

THE FUNDS LISTED IN SCHEDULE A

The following text replaces any inconsistent information about accumulation privilege in the section of the funds’ Statement of Additional Information titled “Purchase of Shares – Sales Charge Waivers and Reductions – Accumulation Privilege”:

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

SCHEDULE A

WESTERN ASSET FUNDS, INC.	Date of SAI
Western Asset Asian Opportunities Fund	March 1, 2013
Western Asset Core Bond Fund	October 3, 2012
Western Asset Core Plus Bond Fund	October 3, 2012
Western Asset Enhanced Equity Fund	October 3, 2012
Western Asset Global Government Bond Fund	October 3, 2012
Western Asset Global Multi-Sector Fund	October 3, 2012
Western Asset High Yield Fund	October 3, 2012
Western Asset Inflation Indexed Plus Bond Fund	October 3, 2012
Western Asset Intermediate Bond Fund	October 3, 2012
Western Asset Total Return Unconstrained Fund	October 3, 2012

Please retain this supplement for future reference.

WASX015409

2